Exhibit 99.2

FOREIGN JOINDER AGREEMENT

March 28, 2018

This Foreign Joinder Agreement (this “Joinder Agreement”) is entered into as of the date hereof by the undersigned Spanish Borrower (the “New Spanish Borrower”), each of the undersigned Spanish Revolving Lenders (each, a “New Spanish Revolving Lender”), the undersigned Spanish Swingline Lender (the “New Spanish Swingline Lender”) and Bank of America, N.A., in its capacity as Global Administrative Agent under that certain Syndicated Facility Agreement dated as of December 20, 2017 (as amended, restated, modified and/or supplemented from time to time, the “Syndicated Facility Agreement”), among Mattel, Inc. (the “Company”), each of the other Borrowers and Guarantors party thereto from time to time, the Lenders party thereto from time to time, Bank of America, N.A., as Global Administrative Agent, Collateral Agent and Australian Security Trustee, and the other parties thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Syndicated Facility Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 5.04 of the Syndicated Facility Agreement, the conditions to the New Spanish Borrower obtaining Spanish Revolving Loans, Spanish Swingline Loans, or arranging for the issuance of any Spanish Letters of Credit, as applicable, have been satisfied, other than the execution of this Joinder Agreement; and

WHEREAS, the Administrative Agent, the Company, each New Spanish Revolving Lender, the New Spanish Swingline Lender and the New Spanish Borrower have agreed to enter into this Joinder Agreement and join each New Spanish Revolving Lender, the New Spanish Swingline Lender and the New Spanish Borrower to the Syndicated Facility Agreement and the other Credit Documents to which they are a party as Spanish Revolving Lenders, the Spanish Swingline Lender and a Spanish Borrower, respectively.

NOW, THEREFORE, the Administrative Agent, the Company, the New Spanish Borrower, each New Spanish Revolving Lender and the New Spanish Swingline Lender hereby agree as follows:

1.        New Spanish Borrower.    The New Spanish Borrower, by its signature below, becomes a Spanish Borrower under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as a Spanish Borrower. Without limiting the foregoing, in order to induce the applicable Secured Creditors to provide Spanish Revolving Loans, Spanish Swingline Loans, issue Spanish Letters of Credit and otherwise provide credit accommodations (including Secured Bank Product Obligations) to the Spanish Borrowers, the New Spanish Borrower hereby agrees that it is bound by the terms and conditions of the Syndicated Facility Agreement and the other Credit Documents to which it is a party as a Spanish Borrower as if originally a party thereto. The New Spanish Borrower hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a Spanish Borrower under the Syndicated Facility Agreement and (b) agrees to all the terms and provisions of the Syndicated Facility Agreement applicable to it as a Spanish Borrower thereunder. Each reference to a Spanish Borrower in the Syndicated Facility Agreement shall be deemed to include the New Spanish Borrower. The New Spanish Borrower hereby attaches supplements to the schedules to the Syndicated Facility Agreement applicable to the New Spanish Borrower.

2.        New Spanish Revolving Lenders.    Each New Spanish Revolving Lender, by its signature below, becomes a Spanish Revolving Lender under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if

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originally named therein as a Spanish Revolving Lender. Each New Spanish Revolving Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become a Spanish Revolving Lender under the Syndicated Facility Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Syndicated Facility Agreement and, to the extent of its Pro Rata Percentage of the Spanish Revolving Commitments, shall have the rights and obligations of a Spanish Revolving Lender thereunder, and (iii) it has received a copy of the Syndicated Facility Agreement and the Schedules and Exhibits thereto, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Syndicated Facility Agreement and the other Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Syndicated Facility Agreement and the other Credit Documents are required to be performed by it as a Spanish Revolving Lender.

3.        New Spanish Swingline Lender.    The New Spanish Swingline Lender, by its signature below, becomes the Spanish Swingline Lender under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as the Spanish Swingline Lender. The New Spanish Swingline Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become the Spanish Swingline Lender under the Syndicated Facility Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Syndicated Facility Agreement and shall have the rights and obligations of the Spanish Swingline Lender thereunder, and (iii) it has received a copy of the Syndicated Facility Agreement and the Schedules and Exhibits thereto, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Syndicated Facility Agreement and the other Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Syndicated Facility Agreement and the other Credit Documents are required to be performed by it as the Spanish Swingline Lender.

4.        BAMLI Merger.    Each of the Company and the New Spanish Borrower acknowledges and agrees that any reference in this Joinder Agreement to “Bank of America Merrill Lynch International Limited” is a reference to its successor in title Bank of America Merrill Lynch International Designated Activity Company (including, without limitation, its branches) pursuant to and with effect from the merger between Bank of America Merrill Lynch International Limited and Bank of America Merrill Lynch International Designated Activity Company that takes effect in accordance with Chapter II, Title II of Directive (EU) 2017/1132 (which repeals and codifies the Cross-Border Mergers Directive (2005/56/EC)), as implemented in the United Kingdom and Ireland. Notwithstanding anything to the contrary in this Joinder Agreement, a transfer of rights and obligations from Bank of America Merrill Lynch International Limited to Bank of America Merrill Lynch International Designated Activity Company pursuant to such merger shall be permitted.

5.        Further Assurances.    The New Spanish Borrower, each New Spanish Revolving Lender and the New Spanish Swingline Lender agrees that, at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further

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acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Joinder Agreement.

6.        Severability.    If any provision of this Joinder Agreement is held to be illegal, invalid, or unenforceable, (a) the legality, validity, and enforceability of the remaining provisions of this Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid, or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.        Counterparts.    This Joinder Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

8.        No Waiver.    Except as expressly supplemented hereby, the Syndicated Facility Agreement shall remain in full force and effect.

9.        Notices.    All notices, requests and demands to or upon the New Spanish Borrower, any New Spanish Revolving Lender, the New Spanish Swingline Lender, any Agent or any Lender shall be governed by the terms of Section 12.03 of the Syndicated Facility Agreement.

10.        Governing Law.    THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW SPANISH BORROWER:

MATTEL ESPAÑA, S.A.,
a corporation formed under the laws of Spain

By:	/s/ Tiffani Lou Zack
Name: Tiffani Lou Zack
Title: Director

[Signature page to Foreign Joinder Agreement (Spain)]

NEW SPANISH REVOLVING LENDERS:

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED,
as a Spanish Revolving Lender

By:	/s/ Phuong Nguyen
Name: Phuong Nguyen
Title: Vice President

[Signature page to Foreign Joinder Agreement (Spain)]

WELLS FARGO BANK, N.A. (LONDON BRANCH), as a Spanish Revolving Lender

By:	/s/ T Saldanha
Name: T Saldanha
Title: Authorised Signatory

[Signature page to Foreign Joinder Agreement (Spain)]

CITIBANK EUROPE PLC.,
as a Spanish Revolving Lender

By:	/s/ John Kinsella
Name: John Kinsella
Title: Authorized Signer

[Signature page to Foreign Joinder Agreement (Spain)]

MUFG UNION BANK, N.A.,
as a Spanish Revolving Lender

By:	/s/ Pete Ehlinger
Name: Pete Ehlinger
Title: Vice President

[Signature page to Foreign Joinder Agreement (Spain)]

ROYAL BANK OF CANADA,
as a Spanish Revolving Lender

By:	/s/ Jon Harrison
Name: Jon Harrison
Title: Director

[Signature page to Foreign Joinder Agreement (Spain)]

MIZUHO BANK, LTD.,
as a Spanish Revolving Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

[Signature page to Foreign Joinder Agreement (Spain)]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Spanish Revolving Lender

By:	/s/ Aleem Shamji
Name: Aleem Shamji
Title: Director

[Signature page to Foreign Joinder Agreement (Spain)]

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Spanish Revolving Lender

By:	/s/ Kevin Mahon
Name: Kevin Mahon
Title: Vice President

[Signature page to Foreign Joinder Agreement (Spain)]

NEW SPANISH SWINGLINE LENDER:

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED,
as the Spanish Swingline Lender

By:	/s/ Stephen King
Name: Stephen King
Title: Senior Vice President

[Signature page to Foreign Joinder Agreement (Spain)]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Global Administrative Agent

By:	/s/ Stephen King
Name: Stephen King
Title: Senior Vice President

[Signature page to Foreign Joinder Agreement (Spain)]

Acknowledged by:

MATTEL, INC.,
as the Company

By:	/s/ Mandana Sadigh

Name:	Mandana Sadigh

Title:	Corporate Treasurer

[Signature page to Foreign Joinder Agreement (Spain)]